SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 20, 2010

Date of Report (Date of earliest event reported)

EDGAR Online, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32194	06-1447017
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Washington Street, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip Code)

(203) 852-5666

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 20, 2010, EDGAR Online, Inc. (“EDGAR Online”) and UBM Acquisition Corp., a Washington corporation and a wholly owned subsidiary of EDGAR Online, entered into Amendment No. 1 (“Amendment No. 1”) to the Agreement and Plan of Merger (the “Merger Agreement”) dated June 23, 2010, with UBmatrix, Inc. (“UBmatrix”), a Washington corporation.

The terms and conditions of Amendment No. 1 amend Section 13.1(b) of the Merger Agreement to extend the date that either party may terminate the Merger Agreement, subject to certain exceptions set forth in the Merger Agreement, if the merger has not been completed by such date.

This description of Amendment No. 1 is only a summary and is qualified in its entirety by reference to the full text of Amendment No. 1 which is attached hereto as Exhibit 2.1 and incorporated herein by reference, and the full text of the Merger Agreement, which is attached to EDGAR Online’s Current Report on Form 8-K filed on June 29, 2010 as Exhibit 2.1 and incorporated therein by reference.

Use of Forward-Looking Statements

Certain statements in this report are forward-looking statements which includes all statements other than those made solely with respect to historical fact. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those contained in the statements, including the following: (a) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (b) the inability to complete the transaction due to the failure to receive approvals or to satisfy other conditions to the transaction; (c) the risk that the proposed transaction disrupts current plans and operations; (d) the risk that anticipated synergies and opportunities as a result of the transaction will not be realized; (e) difficulty or unanticipated expenses in connection with integrating UBmatrix into EDGAR Online; and (f) the risk that the acquisition does not perform as planned.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Title

2.1	Amendment No. 1, dated as of October 20, 2010, to the Agreement and Plan of Merger, dated as of June 23, 2010, by and among EDGAR Online, Inc., UBM Acquisition Corp., UBmatrix, Inc. and the Stockholders’ Representative (as defined therein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2010	EDGAR ONLINE, INC.

/S/ DAVID PRICE
David Price
Chief Financial Officer

EDGAR® is a federally registered trademark of the U. S. Securities and Exchange Commission. EDGAR Online is not affiliated with or approved by the U.S. Securities and Exchange Commission.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

2.1	Amendment No. 1, dated as of October 20, 2010, to the Agreement and Plan of Merger, dated as of June 23, 2010, by and among EDGAR Online, Inc., UBM Acquisition Corp., UBmatrix, Inc. and the Stockholders’ Representative (as defined therein).